                  [SPECIMEN CLASS A COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]

NUMBER                            [LOGO]                      SHARES
CLASS A COMMON STOCK                                   SEE REVERSE FOR CERTAIN
                                                     DEFINITIONS AND INFORMATION

                              US UNWIRED INC.              CUSIP 90338R  10  4

             INCORPORATED UNDER THE LAWS OF THE STATE OF LOUISIANA






THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE
                                 PER SHARE, OF

                                US UNWIRED INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/  Thomas G. Henning            [SEAL]            /s/  William L. Henning, Jr.
       SECRETARY                                             CHAIRMAN

                                  COUNTERSIGNED AND REGISTERED:
                                  THE BANK OF NEW YORK
                                  TRANSFER AGENT AND REGISTRAR


                              By:
                                  ________________________
                                    AUTHORIZED SIGNATURE

                             [BACK OF CERTIFICATE]
                                US UNWIRED INC.

     US Unwired Inc. will furnish to any shareholder, upon request and without charge, a summary of the designations, relative rights, preferences and limitations of the shares of each class and of each series of each preferred or special class, so far as the same have been fixed, and the authority of the Board of Directors to establish other series and to fix the relative rights, preferences and limitations of the shares of any class or series by amendment of the Articles of Incorporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                      UNIF GIFT MIN ACT .......Custodian.......
TEN ENT -- as tenants by the entireties                                (Cust)          (Minor)
JT TEN --  as joint tenants with the right of                Under Uniform Gifts to Minors
           survivorship and not as tenants in common         Act..............................
                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  _____________________

                                Signature:

                                ----------------------------------------------
                                Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                Signature guaranteed:

                                ----------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ARTICLE III(F) OF THE CORPORATION'S ARTICLE OF INCORPORATION PERMITS IT TO REDEEM, OR ITS ASSIGNEE TO REPURCHASE, SHARES OF ITS CAPITAL STOCK FROM ANY SHAREHOLDER TO THE EXTENT THAT THE OWNERSHIP THEREOF WOULD CONSTITUTE A VIOLATION OF SECTION 310 OF THE COMMUNICATIONS ACT OF 1934 OR ANY SIMILAR PROVISION OR WOULD PREVENT THE CORPORATION OR A SUBSIDIARY FROM HOLDING OR DELAY IT IN OBTAINING, OR MATERIALLY INCREASE THE COST OF OBTAINING OR OPERATING UNDER, ANY GOVERNMENTAL LICENSE OR FRANCHISE NECESSARY TO CONDUCT ANY MATERIAL PORTION OF THE CORPORATION'S WIRELESS COMMUNICATIONS BUSINESS. SUCH REDEMPTION OR REPURCHASE WOULD BE MADE ON THE TERMS (INCLUDING THE NUMBER OF SHARES, PRICE AND PAYMENT TERMS) AND IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SAID
ARTICLE III(F), A COPY OF WHICH IS AVAILABLE FROM THE CORPORATION UPON REQUEST TO IT AT ITS REGISTERED OFFICE IN LOUISIANA OR MAY BE INSPECTED AT THAT OFFICE.